                                                                    EXHIBIT 12.1

                      SOUTHERN NATURAL GAS AND SUBSIDIARIES
                  COMPUTATION OF EARNINGS TO FIXED CHARGES AND
                 RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND
              PREFERRED AND PREFERENCE STOCK DIVIDEND REQUIREMENTS
                             (DOLLARS IN THOUSANDS)

                                                 FOR THE NINE MONTHS
                                                  ENDED SEPTEMBER 30,                FOR THE YEAR ENDED DECEMBER 31,
                                                 ---------------------   --------------------------------------------------------
                                                   2000        1999        1999       1998        1997        1996        1995
                                                 ---------   ---------   --------   ---------   ---------   ---------   ---------
Earnings
  Pre-tax income (loss) from continuing
    operations before preferred dividends
    of subsidiary                                $ 121,373   $  93,831   $ 54,726   $ 178,146   $ 171,503   $ 150,219   $ 134,124
  Income from equity investees                     (11,307)     (7,544)    (9,924)     (9,968)     (1,276)       --          --
                                                 ---------   ---------   --------   ---------   ---------   ---------   ---------
  Pre-tax income (loss) from continuing
    operations                                   $ 110,066   $  86,287   $ 44,802   $ 168,178   $ 170,227   $ 150,219   $ 134,124

  Fixed charges                                     30,471      30,226     40,599      42,326      34,785      43,028      48,779
  Distributed income of equity investees              --         6,250      6,250        --          --          --          --
  Capitalized interest                                (431)     (1,631)    (1,932)     (2,507)     (1,849)       (984)       (249)
  Preferred stock dividend requirements of
    consolidated subsidiaries                         --          --         --          --          --          --          --
  Fixed charges of minority interest in
    consolidated subsidiaries                         --          --         --          --          --          --          --
                                                 ---------   ---------   --------   ---------   ---------   ---------   ---------
         Totals earnings available for fixed
           charges                               $ 140,106   $ 121,132   $ 89,719   $ 207,997   $ 203,163   $ 192,263   $ 182,654
                                                 =========   =========   ========   =========   =========   =========   =========
Fixed charges
  Interest expense before deducting interest
    capitalized                                  $  30,346   $  29,573   $ 39,722   $  40,369   $  33,130   $  41,147   $  46,859
  Interest component of rent                           125         653        877       1,957       1,655       1,881       1,920
  Preferred stock dividend requirement                --          --         --          --          --          --          --
  Minority interest in consolidated
    subsidiaries                                      --          --         --          --          --          --          --
                                                 ---------   ---------   --------   ---------   ---------   ---------   ---------
         Total fixed charges                     $  30,471   $  30,226   $ 40,599   $  42,326   $  34,785   $  43,028   $  48,779
                                                 =========   =========   ========   =========   =========   =========   =========
Ratio of earnings to fixed charges (1)                 4.6         4.0        2.2         4.9         5.8         4.5         3.7
                                                 =========   =========   ========   =========   =========   =========   =========

(1) The ratio of earnings to combined fixed charges and preferred and preference stock dividend requirements for the periods presented is the same as the ratio of earnings to fixed charges since we have no outstanding preferred stock or preference stock and, therefore, no dividend requirements.

    For purposes of calculating these ratios: (i) "fixed charges" represent interest cost (exclusive of interest on rate refunds), amortization of debt costs, and the estimated portion of rental expense representing the interest factor; and (ii) "earnings" represent the aggregate of pre-tax income (loss) from continuing operations before adjustment for fixed charges, and distributed income of equity investees, less capitalized interest.

SOUTHERN NATURAL GAS AND SUBSIDIARIES
RATIO OF EARNINGS TO FIXED CHARGES AND
RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND
PREFERRED AND PREFERENCE STOCK DIVIDEND REQUIREMENTS
SEPTEMBER 30, 2000
(IN MILLIONS)

EARNINGS
    PRE-TAX INCOME (LOSS) FROM CONTINUING OPERATIONS
          BEFORE PREFERRED DIVIDENDS OF SUBSIDIARY                                         121,373
    ADD BACK:
          MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                                TRUST, SABINE, AND MUSTANG
          MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                         -      AGL (SONAT MARKETING)
          (INCOME) LOSS FROM EQUITY INVESTEES                                              (11,307)
                                                                                      -------------
(a) PRE-TAX INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST
          OF SUBSIDIARIES OR INCOME/LOSS FROM EQUITY INVESTEES                             110,066

    PLUS:
(b) FIXED CHARGES                                                                           30,471
(c) AMORTIZATION OF CAPITALIZED INTEREST                                                         -
(d) DISTRIBUTED INCOME OF EQUITY INVESTEES                                                       - A
(e) SHARE OF PRE-TAX LOSSES OF EQUITY INVESTEES FOR WHICH CHARGES ARISING
          FROM GUARANTEES ARE INCLUDED IN FIXED CHARGES                                          -

    LESS:
(a) CAPITALIZED INTEREST                                                                      (431)
(b) PREFERENCE SECURITY  DIVIDEND REQUIREMENTS OF CONSOLIDATED SUBSIDIARIES                      -
(c) MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                               -      TRUST, SABINE, AND MUSTANG
                                                                                      -------------
          TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES                                       140,106
                                                                                      =============
    FIXED CHARGES:
 (1)   (2)INTEREST AND DEBT EXPENSE                                                         30,346 B
       (3)INTEREST COMPONENTS OF RENT                                                          125 C
       (4)PREFERRED STOCK DIVIDEND REQUIREMENTS                                                  - D
    MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                               -      TRUST, SABINE, AND MUSTANG
                                                                                      -------------
          TOTAL FIXED CHARGES                                                               30,471
                                                                                      =============
RATIO OF EARNINGS TO FIXED CHARGES                                                            4.60

A   EQUITY EARNINGS                                                            11,307
    UNDISTRIBUTED EQUITY EARNINGS                                             (11,307)
                                                                             ---------
    DISTRIBUTED EQUITY EARNINGS                                                     -

B   INTEREST EXPENSE AND AMORTIZATION OF DEBT EXPENSE
       (NET OF CAPITALIZED INTEREST)                                           29,915
    CAPITALIZED INTEREST                                                          431
    DISCOUNT OR PREMIUM OF DEBT (EXPENSED OR CAPITALIZED)                           -  (INCLUDED IN INT & DEBT EXP)
    LESS:
    REGULATORY & OTHER NON DEBT RELATED INT                                         -  (SUB PKG)
                                                                             ---------
                                                                               30,346

C   RENT EXPENSE:                                                                 374
    LESS AMOUNTS RECORDED ON REGULATED COMPANIES FOR:
      PAYMENTS FOR CONSENTS, PRIVILEGES, PERMITS, ETC.                              -
      COSTS OF OPERATING JOINTLY USED FACILITIES                                    -

    INDUSTRY FACTOR USED TO CALCULATE INTEREST COMPONENT                         0.33
                                                                             ---------
    INTEREST COMPONENT OF RENT EXPENSE                                            125

D   PREFERRED STOCK DIVIDEND                                                        -
    ACCRETION IN CARRYING VALUE OF REDEEMABLE PREFERRED
      STOCK OF CONSOLIDATED SUBSIDIARIES                                            -  (CARRIED @ FMV)
                                                                             ---------
                                                                                    -
    EFFECTIVE TAX RATE ON CONTINUING OPERATIONS                                  0.32
                                                                             ---------
    GROSS UP ADJUSTMENT (IF INCOME TAX PROVISION)                                   -

                                     09-00

SOUTHERN NATURAL GAS AND SUBSIDIARIES
RATIO OF EARNINGS TO FIXED CHARGES AND
RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND
PREFERRED AND PREFERENCE STOCK DIVIDEND REQUIREMENTS
SEPTEMBER 30, 1999
(IN MILLIONS)

EARNINGS
     PRE-TAX INCOME (LOSS) FROM CONTINUING OPERATIONS
           BEFORE PREFERRED DIVIDENDS OF SUBSIDIARY                                         93,831
     ADD BACK:
           MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                        -       TRUST, SABINE, AND MUSTANG
           (INCOME) LOSS FROM EQUITY INVESTEES                                              (7,544)
                                                                                        -----------
(a)  PRE-TAX INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST
           OF SUBSIDIARIES OR INCOME/LOSS FROM EQUITY INVESTEES                             86,287

     PLUS:
(b)  FIXED CHARGES                                                                          30,226
(c)  AMORTIZATION OF CAPITALIZED INTEREST                                                        -
(d)  DISTRIBUTED INCOME OF EQUITY INVESTEES                                                  6,250 A
(e)  SHARE OF PRE-TAX LOSSES OF EQUITY INVESTEES FOR WHICH CHARGES ARISING
           FROM GUARANTEES ARE INCLUDED IN FIXED CHARGES                                         -

     LESS:
(a)  CAPITALIZED INTEREST                                                                   (1,631)
(b)  PREFERENCE SECURITY  DIVIDEND REQUIREMENTS OF CONSOLIDATED SUBSIDIARIES                     -
(c)  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                              -       TRUST, SABINE, AND MUSTANG
                                                                                        -----------
           TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES                                      121,132
                                                                                        ===========
     FIXED CHARGES:
  (1)   (2)INTEREST AND DEBT EXPENSE                                                        29,573 B
        (3)INTEREST COMPONENTS OF RENT                                                         653 C
        (4)PREFERRED STOCK DIVIDEND REQUIREMENTS                                                 - D
     MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                              -       TRUST, SABINE, AND MUSTANG
                                                                                        -----------
           TOTAL FIXED CHARGES                                                              30,226
                                                                                        ===========
RATIO OF EARNINGS TO FIXED CHARGES                                                            4.01

A    EQUITY EARNINGS                                                              7,544
     UNDISTRIBUTED EQUITY EARNINGS                                               (1,294)
                                                                              ----------
     DISTRIBUTED EQUITY EARNINGS                                                  6,250

B    INTEREST EXPENSE AND AMORTIZATION OF DEBT EXPENSE
        (NET OF CAPITALIZED INTEREST)                                            27,942
     CAPITALIZED INTEREST                                                         1,631
     DISCOUNT OR PREMIUM OF DEBT (EXPENSED OR CAPITALIZED)                            -  (INCLUDED IN INT & DEBT EXP)
     LESS:
     REGULATORY & OTHER NON DEBT RELATED INT                                          -  (SUB PKG)
                                                                              ----------
                                                                                 29,573

C    RENT EXPENSE:                                                                1,960
     LESS AMOUNTS RECORDED ON REGULATED COMPANIES FOR:
       PAYMENTS FOR CONSENTS, PRIVILEGES, PERMITS, ETC.                               -
       COSTS OF OPERATING JOINTLY USED FACILITIES                                     -

     INDUSTRY FACTOR USED TO CALCULATE INTEREST COMPONENT                          0.33
                                                                              ----------
     INTEREST COMPONENT OF RENT EXPENSE                                             653

D    PREFERRED STOCK DIVIDEND                                                         -
     ACCRETION IN CARRYING VALUE OF REDEEMABLE PREFERRED
       STOCK OF CONSOLIDATED SUBSIDIARIES                                             -  (CARRIED @ FMV)
                                                                              ----------
                                                                                      -
     EFFECTIVE TAX RATE ON CONTINUING OPERATIONS                                   0.34
                                                                              ----------
     GROSS UP ADJUSTMENT (IF INCOME TAX PROVISION)                                    -

                                     09-99

SOUTHERN NATURAL GAS AND SUBSIDIARIES
RATIO OF EARNINGS TO FIXED CHARGES AND
RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND
PREFERRED AND PREFERENCE STOCK DIVIDEND REQUIREMENTS
DECEMBER 31, 1999
(IN MILLIONS)

EARNINGS
    PRE-TAX INCOME (LOSS) FROM CONTINUING OPERATIONS
          BEFORE PREFERRED DIVIDENDS OF SUBSIDIARY                                         54,726
    ADD BACK:
          MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                        -            TRUST AND SABINE
          (INCOME) LOSS FROM EQUITY INVESTEES                                              (9,924)
                                                                                        ----------
(a) PRE-TAX INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST
          OF SUBSIDIARIES OR INCOME/LOSS FROM EQUITY INVESTEES                             44,802

    PLUS:
(b) FIXED CHARGES                                                                          40,599
(c) AMORTIZATION OF CAPITALIZED INTEREST                                                        -
(d) DISTRIBUTED INCOME OF EQUITY INVESTEES                                                  6,250 A
(e) SHARE OF PRE-TAX LOSSES OF EQUITY INVESTEES FOR WHICH CHARGES ARISING
          FROM GUARANTEES ARE INCLUDED IN FIXED CHARGES                                         -

    LESS:
(a) CAPITALIZED INTEREST                                                                   (1,932)
(b) PREFERENCE SECURITY  DIVIDEND REQUIREMENTS OF CONSOLIDATED SUBSIDIARIES                     -
(c) MINORITY INTEREST IN PRE-TAX INCOME OF SUBSIDIARIES THAT HAVE NOT INCURRED
          FIXED CHARGES                                                                         -
    MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES INCLUDED IN FIXED CHARGES                    -            TRUST AND SABINE
                                                                                        ----------
          TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES                                       89,719
                                                                                        ==========
    FIXED CHARGES:
 (1)   (2)INTEREST AND DEBT EXPENSE                                                        39,722 B
       (3)INTEREST COMPONENTS OF RENT                                                         877 C
       (4)PREFERRED STOCK DIVIDEND REQUIREMENTS                                                 - D
    MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                              -            TRUST AND SABINE
                                                                                        ----------
          TOTAL FIXED CHARGES                                                              40,599
                                                                                        ==========
RATIO OF EARNINGS TO FIXED CHARGES                                                           2.21

A   EQUITY EARNINGS                                                               9,924
    UNDISTRIBUTED EQUITY EARNINGS                                                (3,674)
                                                                                --------
    DISTRIBUTED EQUITY EARNINGS                                                   6,250

B   INTEREST EXPENSE AND AMORTIZATION OF DEBT EXPENSE
       (NET OF CAPITALIZED INTEREST)                                             37,790
    CAPITALIZED INTEREST                                                          1,932
    DISCOUNT OR PREMIUM OF DEBT (EXPENSED OR CAPITALIZED)                             -  (INCLUDED IN INT & DEBT EXP)
    LESS:                                                                             -
                                                                                --------
                                                                                 39,722

C   RENT EXPENSE:                                                                 2,631
    LESS AMOUNTS RECORDED ON REGULATED COMPANIES FOR:
      PAYMENTS FOR CONSENTS, PRIVILEGES, PERMITS, ETC.                                -
      COSTS OF OPERATING JOINTLY USED FACILITIES                                      -

    INDUSTRY FACTOR USED TO CALCULATE INTEREST COMPONENT                           0.33
                                                                                --------
    INTEREST COMPONENT OF RENT EXPENSE                                              877

D   PREFERRED STOCK DIVIDEND                                                          -
    ACCRETION IN CARRYING VALUE OF REDEEMABLE PREFERRED
      STOCK OF CONSOLIDATED SUBSIDIARIES                                              -  (CARRIED @ FMV)
                                                                                --------
                                                                                      -
    EFFECTIVE TAX RATE ON CONTINUING OPERATIONS                                    0.27
                                                                                --------
    GROSS UP ADJUSTMENT (IF INCOME TAX PROVISION)                                     -



                                      1299